                                                                 Exhibit (10)(a)






                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (the "Registration Statement") of our report dated February 6, 2004, relating to the financial statements of New York Life Insurance and Annuity Corporation, and of our report dated February 18, 2004, relating to the financial statements of New York Life Insurance and Annuity Corporation Variable Annuity Separate Account IV, which appear in such Statement of Additional Information. We also consent to the references to us under the headings "Financial Statements" and "Condensed Financial Information" in such Registration Statement.

/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP


New York, New York
May 25, 2004